MASSMUTUAL FUNDS
MML Barings Inflation-Protected and Income Fund
MML Barings Diversified Bond Fund
Supplement dated March 6, 2026 to the
Statement of Additional Information dated February 1, 2026
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
This supplement replaces the supplement dated February 27, 2026.
Effective immediately, the ticker symbols for Class M1 and Class M2 shares of the MML Barings Inflation-Protected and Income Fund found on page B-1 of the Statement of Additional Information are hereby replaced by MMOPX and MMOOX, respectively.
Effective immediately, the ticker symbol for Class M2 shares of the MML Barings Diversified Bond Fund found on page B-1 of the Statement of Additional Information is hereby replaced by MMOKX.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
PREMSAI-26-02